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                              AMENDMENT NO. 2 TO
                                BUILD TO SUIT
                       WAREHOUSE AND DISTRIBUTION LEASE



THIS AMENDMENT NO. 2 TO BUILD TO SUIT WAREHOUSE AND DISTRIBUTION LEASE (this "Amendment") is dated for reference purposes the 12th day of June, 1998, and is by and between KENT CENTRAL, L.L.C., a Washington Limited Liability Company ("Lessor") and EAGLE HARDWARE & GARDEN DISTRIBUTION SERVICES, INC., a Washington corporation ("Lessee").


                                   RECITALS


A. Lessor and Lessee are parties to that certain Built to Suit Warehouse and Distribution Center Lease dated as of June 18, 1997, (the "Lease") as amended by Amendment No. 1 dated February 9, 1998.

B. Due to certain requirements related to the development of the Property, a minor adjustment has been made to the current Legal Description of the Property.

C. Lessee has requested and Lessor has agreed to incorporate an adjacent and contiguous property owned by Lessor as a part of the Premises described in the Lease.

D. Due to circumstances beyond the control of either party, the completion of construction of the Improvements is likely to be delayed.



Now, therefore, in return the mutual promises of both parties and other good and valuable consideration the parties hereby agree that the Lease is hereby modified and amended as follows:


1. The site square footage number referenced in Recital A is hereby changed from 1,292,000 to 1,381,944.

2. Exhibit A attached to the Lease is hereby deleted and replaced with Exhibit A attached to this Amendment No. 2.


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3.   Section 4.1: INITIAL RENT is hereby amended to increase the annual rent referenced therein from Two Million Four Hundred Thousand Dollars ($2,400,000) to Two Million Four Hundred Sixty Six Thousand Dollars ($2,466,000). Furthermore, the monthly installments referenced therein will be increased from Two Hundred Thousand Dollars ($200,000) to Two Hundred Five Thousand Five Hundred Dollars ($205,500).

4. The date referenced in Section 6.2 is hereby changed from December 31, 1998 to February 15, 1999.

5. Except as expressly set forth in this Amendment, the Lease shall remain in full force and effect and its terms and provisions are hereby ratified.



     In witness whereof, the parties have executed this Amendment No. 2 as of the date first written above.




                                  LESSOR:

                                  KENT CENTRAL, L.L.C., a Washington Limited
                                  Liability Company.




                                  By: /s/ Larry R. Benaroya
                                      -----------------------------------------
                                      Larry R. Benaroya, its Manager


                                  LESSEE:

                                  EAGLE HARDWARE & GARDEN DISTRIBUTION
                                  SERVICES, INC., a Washington corporation



                                  By: /s/ Richard T. Takata
                                      -----------------------------------------
                                         Its: ____________________________


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STATE OF WASHINGTON    )
                       ) ss.
COUNTY OF KING         )


     I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

     On this 18 day of June, 1998, before me personally appeared Richard T. Takata, to me known to be the President of EAGLE HARDWARE & GARDEN DISTRIBUTION SERVICES, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and proposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

     WITNESS my hand and official seal hereto affixed the day and year first above written.


                                        /s/ Sibyl A. Tice
                                  -----------------------------------
                                  Notary Public in and for the State
             [SEAL]               of Washington, residing at Auburn
                                  My commission expires:   2/14/02
                                                        -------------
                                        Sibyl A. Tice
                                  -----------------------------------
                                  [Type or Print Notary Name]


(Use This Space for Notarial
          Seal Stamp)


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STATE OF WASHINGTON    )
                       ) ss.
COUNTY OF KING         )


     I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

     On this 18 day of June, 1998, before me personally appeared Larry R. Benaroya, to me known to be a member of KENT CENTRAL L.L.C., the limited liability company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and proposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

     WITNESS my hand and official seal hereto affixed the day and year first above written.


                                        /s/ Sibyl A. Tice
                                  -----------------------------------
                                  Notary Public in and for the State
             [SEAL]               of Washington, residing at Auburn
                                  My commission expires:   2/14/02
                                                        -------------
                                        Sibyl A. Tice
                                  -----------------------------------
                                  [Type or Print Notary Name]


(Use This Space for Notarial
          Seal Stamp)


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                                   Exhibit A

LEGAL DESCRIPTION FOR NEW LOT "A"

THAT PORTION OF TRACT 2 OF KENT FIVE ACRE TRACTS, ACCORDING THE PLAT THEREOF RECORDED IN VOLUME 10 OF PLATS, PAGE 19, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHEAST CORNER OF SAID TRACT 2;
THENCE NORTH 88 DEG. 26' 13" WEST ALONG THE SOUTH LINE OF SAID TRACT 2, A DISTANCE OF 315.00 FEET;
THENCE NORTH 01 DEG. 14' 06" EAST PARALLEL WITH THE EAST LINE OF SAID
TRACT 2, A DISTANCE OF 288.18 FEET TO THE SOUTH LINE OF THE NORTH 50 FEET OF SAID TRACT 2;
THENCE SOUTH 88 DEG. 25' 58" EAST ALONG SAID SOUTH LINE OF THE NORTH 50
FEET OF TRACT 2, A DISTANCE OF 315.00 FEET TO THE EAST LINE OF SAID TRACT 2; THENCE SOUTH 01 DEG. 14' 06" WEST ALONG SAID EAST LINE, A DISTANCE OF
288.16 FEET TO THE POINT OF BEGINNING;
EXCEPT THE EAST 12 FEET THEREOF FOR 84TH AVENUE SOUTH;
SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.


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LEGAL DESCRIPTION FOR NEW LOT "B"

ALL OF TRACT 5 AND THOSE PORTIONS OF TRACT 1 AND THE UNPLATTED TRACT "A,"
KENT FIVE ACRE TRACTS, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 10
OF PLATS, PAGE 19, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 12, TOWNSHIP 22 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON;
THENCE WEST ALONG THE SOUTH LINE OF SAID SUBDIVISION 30 FEET TO A POINT ON
THE WEST MARGIN OF PRIMARY STATE HIGHWAY NO. 5 (84TH AVENUE SOUTH), SAID
POINT BEING THE SOUTHEAST CORNER OF SAID UNPLATTED TRACT "A" AND THE TRUE POINT OF BEGINNING;
THENCE NORTH ALONG THE WEST LINE OF PRIMARY STATE HIGHWAY NO. 5, A DISTANCE
OF 30 FEET;
THENCE WEST PARALLEL WITH THE SOUTH LINE OF SAID TRACTS 1 AND "A," A DISTANCE OF 320 FEET;
THENCE NORTH PARALLEL WITH THE EAST LINE OF SAID TRACTS 1 AND "A," 291.7
FEET, MORE OR LESS, TO THE NORTH LINE OF SAID TRACT 1;
THENCE WEST 328.5 FEET, MORE OR LESS, TO THE NORTHWEST CORNER OF SAID TRACT 1; THENCE SOUTH 321.7 FEET, MORE OR LESS, TO THE SOUTHWEST CORNER OF SAID TRACT 1;
THENCE EAST ALONG THE SOUTH LINE OF SAID TRACTS 1 AND "A," 648.5 FEET, MORE
OR LESS, TO THE TRUE POINT OF BEGINNING;
EXCEPT THE EAST 12 FEET OF THE SOUTH 30 FEET OF TRACT "A," CONVEYED TO THE CITY OF KENT FOR STREET BY DEED RECORDED UNDER RECORDING NO. 7209150092; AND EXCEPT THAT PORTION CONVEYED TO THE CITY OF KENT FOR STREET BY DEED RECORDED UNDER RECORDING NO. 7908130086;
EXCEPT THE EAST 12 FEET THEREOF FOR 84TH AVENUE SOUTH;
SITUATE IN THE COUNTY OF KING, STATE OF WASHINGTON.
AND
TRACTS 2, 7 AND 9, KENT FIVE ACRE TRACTS, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 10 OF PLATS, PAGE 19, IN KING COUNTY, WASHINGTON;
EXCEPT THAT PORTION OF TRACT 2 OF KENT FIVE ACRE TRACTS, ACCORDING THE PLAT THEREOF RECORDED IN VOLUME 10 OF PLATS, PAGE 19, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:
BEGINNING AT THE SOUTHEAST CORNER OF SAID TRACT 2;
THENCE NORTH 88 DEG. 26' 13" WEST ALONG THE SOUTH LINE OF SAID TRACT 2, A DISTANCE OF 315.00 FEET;
THENCE NORTH 01 DEG. 14' 06" EAST PARALLEL WITH THE EAST LINE OF SAID
TRACT 2, A DISTANCE OF 288.18 FEET TO THE SOUTH LINE OF THE NORTH 50 FEET OF SAID TRACT 2;
THENCE SOUTH 88 DEG. 25' 58" EAST ALONG SAID SOUTH LINE OF THE NORTH 50
FEET OF TRACT 2, A DISTANCE OF 315.00 FEET TO THE EAST LINE OF SAID TRACT 2; THENCE SOUTH 01 DEG. 14' 06" WEST ALONG SAID EAST LINE, A DISTANCE OF
288.16 FEET TO THE POINT OF BEGINNING;
EXCEPT THE WEST 20 FEET OF SAID TRACT 9, CONDEMNED FOR DRAINAGE DITCH BY DRAINAGE DISTRICT NO. 1, IN KING COUNTY SUPERIOR COURT CAUSE NO. 329121; AND EXCEPT THE EAST 12 FEET OF TRACT 2, CONVEYED TO THE CITY OF KENT FOR STREET
BY DEED RECORDED UNDER RECORDING NO. 7209150101; AND
EXCEPT THAT PORTION CONVEYED TO THE CITY OF KENT FOR STREET BY DEED RECORDED UNDER RECORDING NO. 7908130086.


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LEGAL DESCRIPTION FOR NEW LOT "B" (CONTINUED)

AND
UNPLATTED TRACT "B," AS SHOWN AND DELINEATED ON THE PLAT OF KENT FIVE ACRE TRACTS, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 10 OF PLATS, PAGE 19, IN KING COUNTY, WASHINGTON;
EXCEPT THE WEST 20 FEET THEREOF CONDEMNED FOR DRAINAGE DITCH BY DRAINAGE DISTRICT NO. 1, IN KING COUNTY SUPERIOR COURT CAUSE NO. 329121; AND
EXCEPT THAT PORTION THEREOF LYING NORTH OF THE WESTERLY EXTENSION OF THE CENTERLINE OF SOUTH 218TH STREET; AND
EXCEPT THAT PORTION THEREOF CONVEYED TO THE CITY OF KENT FOR STREET BY DEED RECORDED UNDER RECORDING NO. 7908130086.
AND
THAT PORTION OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SECTION 12, TOWNSHIP 22 NORTH, RANGE 4 EAST, WILLAMETTE MERIDIAN, IN KING COUNTY, WASHINGTON, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF SAID SOUTH HALF OF THE SOUTHEAST
QUARTER;
THENCE WEST ALONG THE NORTH LINE OF SAID SOUTH HALF OF THE SOUTHEAST QUARTER, 30 FEET TO AN INTERSECTION WITH THE WEST MARGIN OF PRIMARY STATE HIGHWAY NO. 5 (84TH AVENUE SOUTH) AND THE TRUE POINT OF BEGINNING;
THENCE CONTINUING WEST ALONG SAID NORTH LINE TO THE EASTERLY MARGIN OF THE RIGHT-OF-WAY OF THE NORTHERN PACIFIC RAILWAY COMPANY;
THENCE SOUTHEASTERLY ALONG SAID EASTERLY MARGIN TO THE NORTHWEST CORNER OF TRACT 8, SHINN'S VALLEY HOME ADDITION TO KENT, ACCORDING TO THE PLAT THEREOF, RECORDED IN VOLUME 7 OF PLATS, PAGE 22, IN KING COUNTY, WASHINGTON;
THENCE EAST ALONG THE NORTH LINE OF SAID ADDITION TO AN INTERSECTION WITH A LINE PARALLEL WITH AND 320 FEET WEST OF THE WEST MARGIN OF PRIMARY STATE HIGHWAY NO. 5;
THENCE NORTH PARALLEL WITH THE WEST MARGIN OF PRIMARY STATE HIGHWAY NO. 5 TO AN INTERSECTION WITH A LINE 30 FEET SOUTH OF AND PARALLEL WITH THE NORTH LINE OF THE SOUTH HALF OF THE SOUTHEAST QUARTER OF SAID SECTION 12;
THENCE EAST ALONG SAID PARALLEL LINE TO THE WEST MARGIN OF PRIMARY STATE HIGHWAY NO. 5;
THENCE NORTH ALONG SAID WEST LINE 30 FEET TO THE TRUE POINT OF BEGINNING; EXCEPT THE WESTERLY 20 FEET THEREOF CONDEMNED FOR DRAINAGE DITCH BY DRAINAGE DISTRICT NO. 1, IN KING COUNTY SUPERIOR COURT CAUSE NO. 329121; AND
EXCEPT THE EAST 12 FEET CONVEYED TO THE CITY OF KENT FOR STREET BY DEED RECORDED UNDER RECORDING NO. 7209150092;
TOGETHER WITH THAT PORTION OF SOUTH 218TH STREET ADJOINING AS VACATED BY CITY OF KENT ORDINANCE NO. 3293 RECORDED UNDER RECORDING NOS. 9608080143 AND 9701280976 WHICH WOULD ATTACH BY OPERATION OF LAW.


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                                 [AERIAL MAP]


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